EXHIBIT 99.2

Supplementary Financial Information
4th Quarter 2000
Financial Statistics ( in 000's, except per share data)
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
                                                                   Payment           Payment            Record
Dividends Information (latest declaration):                      per share              Date              Date
                                                           ----------------  ---------------- -----------------
Common Dividend - quarterly                                        $0.5850           1/31/01           1/24/01
Preferred Series A - monthly                                       $0.1979           2/15/01            2/1/01
Preferred Series B - monthly                                       $0.1849           2/15/01            2/1/01
Preferred Series C - quarterly                                     $0.5859           1/15/01            1/1/01
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
                                   Annualized
ROA:                                                          4th Qtr 2000    Trailing 4 Qtrs
                                                           ----------------  -----------------
Gross Real Estate Assets, Average                               $1,428,244        $1,410,070
EBITDA                                                          $  129,000        $  126,667
EBITDA/Gross Real Estate Assets (%)                                    9.0%              9.0%
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
                                                              4th Qtr 2000      4th Qtr 1999
                                                           ----------------  ----------------
Common and Preferred Dividends as % of FFO                              86%               87%
EBITDA/Debt Service (1)                                               2.13              2.22
EBITDA/Fixed Charges (2)                                              1.68              1.73
Total Debt as % of Gross Real Estate Assets                             55%               53%
MAA portion of JV debt                                             $27,353           $27,575
Capitalized Interest YTD                                           $ 3,730           $ 3,967
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
FAD:                                                          4th Qtr 2000      4th Qtr 1999     Full Year 2000  Full Year 1999
                                                           ----------------  ---------------- ----------------------------------
FFO                                                                $14,578           $14,172           $57,456          $60,046
Average Units                                                       30,875            31,506            30,924           32,734
Average Shares - Fully Diluted                                      20,458            21,280            20,551           21,817
Capex at annual $400/Unit                                          $   100           $   100           $   400          $   400
Recurring Capex (annual $400/unit)                                 $ 3,088           $ 3,151           $12,370          $13,094
FAD                                                                $11,490           $11,021           $45,086          $46,952
Free Cash Flow (3)                                                 $12,251           $11,912           $48,358          $50,191
Per Share (Diluted):
FFO                                                                $  0.71           $  0.67           $  2.80          $  2.75
FAD                                                                $  0.56           $  0.52           $  2.19          $  2.15
Free Cash Flow (3)                                                 $  0.60           $  0.56           $  2.35          $  2.30
Distribution                                                       $  0.585          $  0.575          $  2.325         $  2.310
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
                                                              Principal       Average Years
Debt:                                                          Balance         To Maturity       Average Rate
                                                           ----------------  ---------------- ------------------
Fixed Rate -Conventional                                          $504,328               8.6              7.4%
Fixed Rate -Tax-free                                                94,442              22.6              6.2%
Line of Credit - Swapped to Fixed Rate                              75,000               4.3              6.9%
Variable Rate - Tax-free                                            31,817              26.8              5.8%
Variable Rate - Conventional                                        75,502               6.7              8.0%
                                                           ----------------------------------------------------
Total                                                             $781,089              10.7              7.2%
                                                           ====================================================
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
                                                              Scheduled                                          Avg. Rate for
Future Payments as of December 31, 2000:                      Amortization     Maturities           Total          Maturities
                                                           ---------------- ----------------- ----------------- ----------------
                                                      2001        $  4,694          $ 49,544          $ 54,238       8.1%
                                                      2002           4,721            18,822            23,543       6.9%
                                                      2003           4,473           161,821           166,294       6.6%
                                                      2004           4,368            71,168            75,536       7.7%
                                                      2005           4,193            61,299            65,492       7.3%
                                                Thereafter         168,716           227,270           395,986       7.0%
                                                           ---------------------------------------------------------------------
                                                     Total        $191,165          $589,924          $781,089       7.2%
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(1)  Annualized  EBITDA for  trailing  six  months to  annualized  debt  service
(aggregate of principal and interest) for same period.

(2) Annualized EBITDA for
trailing six months to annualized fixed charges (aggregate of preferred distributions, principal and interest) for same period.

(3) Includes addback of
other non-cash items, primarily non-real depreciation and amortization.
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Supplementary Financial Information
4th Quarter 2000
Apartment Data (end of period)
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
All Properties:                                                2000             1999    Percent Change
                                                          -----------  --------------  ----------------
       Total Units, including ownership interests            33,612           33,901             -0.9%
                           Average Rental Rate (1) (2)      $642.00          $620.80              3.4%
                            Physical Occupancy (1) (2)         94.2%            94.6%            -0.4%
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
Same Store (1):                                      4th Qtr 2000     4th Qtr 1999
                                                     -------------  ---------------
                                          Revenue           $50,629          $49,670              1.9%
                                                     --------------------------------------------------
                               Operating Expenses            12,913           12,495              3.3%
                           RE Taxes and Insurance             5,317            5,216              1.9%
                                                     --------------------------------------------------
                                   Total Expenses            18,230           17,711              2.9%
                                                     --------------------------------------------------
                                              NOI           $32,399          $31,959              1.4%
                                                     ==================================================
                                            Units            27,997           27,997
                              Average Rental Rate           $636.68          $618.38              3.0%
                               Physical Occupancy              94.5%            94.5%             0.0%
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
                                                                              September 2000
                                                                         ------------------------------
                                                       December 2000             MAA            Market
Average Occupancy by Geographic Market:                 Occupancy (2)     Occupancy (2)      Occupancy
                                                      ---------------- ------------------ -------------
                                          Alabama             93.5%            95.3%             91.6%
                              Arkansas & Missouri             94.4%            96.9%             96.2%
                                  Chattanooga, TN             95.7%            95.0%             96.5%
                              Florida (except JAX)            93.5%            95.5%             95.6%
                                          Georgia             94.9%            95.1%             92.7%
                                      Jackson, TN             95.6%            95.9%             93.9%
                                 Jacksonville, FL             95.1%            94.7%             94.9%
                                  Kentucky & Ohio             94.2%            96.5%             93.8%
                                      Memphis, TN             92.4%            94.8%             92.0%
                                      Mississippi             91.3%            94.6%             92.6%
                           N. Carolina & Virginia             96.0%            95.6%             95.1%
                                    Nashville, TN             94.3%            96.3%             95.4%
                                      S. Carolina             94.4%            95.6%             94.9%
                                            Texas             96.6%            96.0%             95.7%
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
MAA Average Rental Rate by Geographic Market (1) (2):  December 2000     December 1999  Percent Change
                                                      ---------------- ---------------- ---------------
                                          Alabama           $640.60          $633.40              1.1%
                              Arkansas & Missouri           $585.30          $567.90              3.1%
                                  Chattanooga, TN           $648.80          $633.90              2.4%
                              Florida (except JAX)          $683.20          $664.40              2.8%
                                          Georgia           $695.00          $677.50              2.6%
                                      Jackson, TN           $602.70          $583.60              3.3%
                                 Jacksonville, FL           $654.80          $635.50              3.0%
                                  Kentucky & Ohio           $625.80          $609.40              2.7%
                                      Memphis, TN           $617.50          $591.80              4.3%
                                      Mississippi           $561.80          $549.20              2.3%
                           N. Carolina & Virginia           $639.10          $600.30              6.5%
                                    Nashville, TN           $678.50          $628.10              8.0%
                                      S. Carolina           $609.90          $592.30              3.0%
                                            Texas           $642.50          $623.60              3.0%
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
MAA Owned Properties, including Ownership Interests
As of December 31, 2000                                  Properties       Apartments   Percent of Total
                                                        -------------- -------------- -----------------
                                      Memphis, TN                13            4,667               14%
                                  Chattanooga, TN                 4              943                3%
                                    Nashville, TN                 4            1,230                4%
                                      Jackson, TN                 5              664                2%
                                          Georgia                22            5,707               17%
                                            Texas                15            4,312               13%
                                      S. Carolina                12            2,604                8%
                                 Jacksonville, FL                 8            2,726                8%
                              Florida (except JAX)               13            3,758               11%
                                      Mississippi                 8            1,925                5%
                                  Kentucky & Ohio                 8            1,962                6%
                              Arkansas & Missouri                 4            1,128                3%
                           N. Carolina & Virginia                 4            1,034                3%
                                          Alabama                 4              952                3%
                                                        -----------------------------------------------
                                            Total               124           33,612              100%
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(1) Prior year information restated to represent units currently owned.

(2) Information represents owned properties not in lease-up.
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Supplementary Financial Information
4th Quarter 2000
Development Pipeline Summary ($ in 000's)
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
                                                   Current                     Actual/Forecast
                                                                     ------------------------------------
                                            Total Estimated  Cost to    Construction   Initial   Stabil-         Apartments
                                                                                                          --------------------------
                                            Units    Cost      Date    Start  Finish  Occupancy  ization Available  Leased Occupied
                                            ------ --------- ------- -------- ------- ---------- ------- ---------- ------ ---------
Development Communities:
In Lease-up                   Location
Grand Reserve Lexington       Lexington, KY   370    33,355   32,500  3Q 1998 3Q 2000  4Q 1999   3Q 2001        370    211      197
Reserve at Dexter Lake Phs II Memphis, TN     244    16,743   16,536  2Q 1999 4Q 2000  1Q 2000   2Q 2001        244    203      198
Kenwood Club at the Park      Katy, TX        320    18,243   18,243  2Q 1999 2Q 2000  1Q 2000   2Q 2001        320    264      251
Grande View Nashville         Nashville, TN   433    36,217   33,465  1Q 1999 1Q 2001  3Q 2000   1Q 2002        264    186      168

                                          --------------------------                                     ---------------------------
                                            1,367  $104,558 $100,744                                          1,198    864      814
                                          --------------------------                                     ---------------------------
Under Construction / Pre-development:
Reserve at Dexter Lake Phase Memphis, TN      244    16,869    3,206  3Q 2000 4Q 2001  2Q 2001   3Q 2002

                                          --------------------------
                                              244  $ 16,869 $  3,206
                                          --------------------------
                                          --------------------------

Total                                       1,611  $121,427 $103,950                                          1,198    864      814
                                          ===========================                                    ===========================

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